UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2025 (October 10, 2025)

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2025, Dominic C. Canuso, Executive Vice President and Chief Financial Officer of Capital Bancorp, Inc. (the "Company") and its banking subsidiary, Capital Bank, N.A. (the "Bank"), informed the Company and the Bank of his decision to resign, effective October 27th, 2025. Mr. Canuso's resignation is due to a personal decision to pursue another opportunity and is not a result of any disagreement with the Company or the Bank on any matter related to the operations, policies or practices of the Company or the Bank.

Effective October 28, 2025, the Company's Board of Directors appointed Connie Egan, age 64, the Chief Accounting Officer of the Bank, to replace Mr. Canuso as the Company's Principal Financial and Accounting Officer while the Company engages in a nation-wide search for Mr. Canuso's replacement. Ms. Egan has served as the Bank's Chief Accounting Officer since September 2020, and previously served as the Bank's Senior Vice President, Director of Financial Planning and Analysis from August 2018 until September 2020. Prior to joining the Bank, Ms. Egan served as Chief Financial Officer of Embassy National Bank for over seven years. Ms. Egan has no family relationships with any of our executive officers or directors, and there have been no related party transactions between Ms. Egan and the Company that are reportable under Item 404(a) of Regulations S-K. In connection with her appointment as the Company's Principal Financial and Accounting Officer, the Company did not enter into any new, and did not amend any existing, compensatory arrangements, nor did the Company make any additional grants or awards to Ms. Egan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: October 16, 2025	By: /s/ Edward F. Barry
Name: Edward F. Barry
Title: Chief Executive Officer

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